UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 15, 2013

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 15, 2013, the Compensation Committee (the “Committee”) of the Board of Trustees of Vornado Realty Trust (“Vornado”) approved Vornado’s 2013 Outperformance Awards, a multi-year, performance-based equity compensation award and related form of award agreement (the “2013 OPP”).  Awards under the 2013 OPP constitute awards under Vornado’s shareholder approved 2010 Omnibus Share Plan.

Under the 2013 OPP, participants, including Vornado’s Chairman, have the opportunity to earn compensation payable in the form of equity awards if and only if Vornado outperforms a predetermined total shareholder return (“TSR”) and/or outperforms the market with respect to relative total TSR in the second and/or third year during a three-year performance period. Specifically, awards under our 2013 OPP may potentially be earned if Vornado (i) achieves a TSR above that of the SNL US REIT Index (the “Index”) over a two-year or three-year performance period (the “Relative Component”), and/or (ii) achieves a TSR level greater than 7% per annum, or 21% over the three-year performance period (the “Absolute Component”).  To the extent awards would be earned under the Absolute Component but Vornado underperforms the Index, such awards earned under the Absolute Component would be reduced (and potentially fully negated) based on the degree to which Vornado underperforms the Index.  In certain circumstances, in the event Vornado outperforms the Index but awards would not otherwise be earned under the Absolute Component, awards may still be earned under the Relative Component.  Moreover, to the extent awards would otherwise be earned under the Relative Component but Vornado fails to achieve at least a 6% per annum absolute TSR level, such awards earned under the Relative Component would be reduced based on Vornado’s absolute TSR performance, with no awards being earned in the event Vornado’s TSR during the applicable measurement period is 0% or negative, irrespective of the degree to which it may outperform the Index.  If the designated performance objectives are achieved, OPP Units are also subject to time-based vesting requirements. Share dividend payments on awards issued accrue during the performance period and are paid to participants if and only if awards are ultimately earned based on the achievement of the designated performance objectives.  In addition, all of our senior executive officers are required to hold any earned OPP awards (or related equity) for at least one year following vesting.

The form of award agreement for the 2013 OPP is substantially the same as the form of award agreement implementing Vornado’s 2012 Outperformance Plan, which was filed by Vornado as Exhibit 99.4 to Vornado’s Current Report on Form 8-K dated March 30, 2012 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: March 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:
Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: March 21, 2013